UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2008

E COM VENTURES, INC.

(Exact name of registrant as specified in its charter)

Florida	0-19714	65-0977964
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 International Parkway

Sunrise, Florida 33325

(Address of principal executive offices) (Zip Code)

(954) 335-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 8, 2008, E Com Ventures, Inc. (“E Com”) entered into a First Amendment (the “First Amendment”) to the Agreement and Plan of Merger, dated December 21, 2007, with Model Reorg, Inc. (“Model Reorg”), the shareholders of Model Reorg, and E Com’s wholly-owned subsidiary, Model Reorg Acquisition LLC (the “Merger Agreement”). The First Amendment amended certain of the terms of the required secured credit facility under the Merger Agreement, reflected changes to the required restructuring of Model Reorg’s related party debt under such credit facility, and extended the deadline for the consummation of the merger until August 31, 2008. The First Amendment also eliminated those provisions under the Merger Agreement which provided for the satisfaction of a portion of Model Reorg’s related party debt through the transfer of inventory.

The foregoing description of certain terms of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text thereof, copies of which are attached as Exhibit 2.2 hereto and are incorporated herein by reference. The representations and warranties contained in the First Amendment and the Merger Agreement were made only for purposes of that Agreement and as of specific dates, were solely for the benefit of the parties thereto, and are subject to limitations agreed to between the parties, including that they are qualified by disclosures between the parties. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Where to Find Information About the Merger

In connection with the proposed merger, E Com has filed a proxy statement and other documents regarding the transaction with the Securities and Exchange Commission (the “SEC”) and may file amendments to the proxy statement. E Com shareholders are urged to read the proxy statement (and any amendments when they become available) because it will contain important information. Investors and shareholders may obtain a copy of the proxy statement (and any amendments when they are available) and any other relevant documents filed by E Com with the SEC for free on the SEC’s web site, www.sec.gov. They may also obtain copies for free from E Com Investor Relations at 251 International Parkway, Sunrise, Florida 33325.

Item 9.01	Financial Statements and Exhibits.

2.2	Amendment to the Agreement and Plan of Merger dated as of December 21, 2007, by and among E Com Ventures, Inc., Model Reorg, Inc., the stockholders of Model Reorg, Inc. named therein, and Model Reorg Acquisition LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E COM VENTURES, INC.

Date: July 11, 2008	By:	/s/ Donovan Chin
Donovan Chin,
Chief Financial Officer

EXHIBIT INDEX

2.2	Amendment to the Agreement and Plan of Merger dated as of December 21, 2007, by and among E Com Ventures, Inc., Model Reorg, Inc., the stockholders of Model Reorg, Inc. named therein, and Model Reorg Acquisition LLC.